EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
Supplement to Prospectus dated March 1, 2017

The following changes are effective immediately:

1.

The following replaces “Fees and Expenses of the Fund” in “Fund Summaries – Floating-Rate Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of the Fund's Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Management Fees(2)	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%	0.12%
Total Annual Fund Operating Expenses	1.06%	1.06%	1.81%	1.81%	0.81%	0.76%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Eaton Vance Floating Rate Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

“Management Fees” reflect a fee reduction agreement to the Portfolio’s investment advisory agreement effective May 1, 2017, and “Management Fees” have been restated to reflect the fees as if the Portfolio’s revised advisory fee was in effect for the Fund’s full fiscal year ended October 31, 2016.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Advisers Class shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294
Class A shares	$331	$555	$797	$1,490	$331	$555	$797	$1,490
Class B shares	$684	$969	$1,180	$1,930	$184	$569	$980	$1,930
Class C shares	$284	$569	$980	$2,127	$184	$569	$980	$2,127
Class I shares	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class R6 shares	$78	$243	$422	$942	$78	$243	$422	$942

2.

The following replaces the first paragraph and related table in “Eaton Vance Floating Rate Portfolio.” under “Management and Organization”:

Eaton Vance Floating Rate Portfolio.  Under its investment advisory agreement with Eaton Vance Floating Rate Portfolio, BMR is entitled to receive an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $ 1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%

* Pursuant to a fee reduction agreement effective May 1, 2017.

Prior to May 1, 2017, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $ 1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.5000%
$5 billion but less than $10 billion	0.4800%
$10 billion but less than $15 billion	0.4500%
$15 billion but less than $20 billion	0.4375%
$20 billion but less than $25 billion	0.4275%
$25 billion and over	0.4200%

* Pursuant to a fee reduction agreement effective May 1, 2013.

May 1, 2017	25838 5.1.17

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